UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2021

Capital CIty Bank Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-13358	59-2273542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
217 North Monroe Street, Tallahassee, Florida		32301
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (850) 402-7821

___________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.01	CCBG	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAPITAL CITY BANK GROUP, INC.

FORM 8-K

CURRENT REPORT

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On April 27, 2021, Capital City Bank Group, Inc. (the “Company”) held its 2021 Annual Meeting of Shareowners (the “2021 Annual Meeting”). At the Annual Meeting, the Company’s shareowners voted to approve the Company’s Amended and Restated Articles of Incorporation (the “Amended and Restated Articles”), which primarily declassified the Board of Directors (the “Board”) and provided for annual election of all directors beginning with the 2021 Annual Meeting. This description is a summary that is qualified in its entirety by reference to the Amended and Restated Articles, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. During the meeting on April 27, 2021 and immediately following the vote on the Amended and Restated Articles, the Company filed Articles of Restatement with the Secretary of State of the State of Florida to effect the Amended and Restated Articles and provide for annual election of all directors at the 2021 Annual Meeting and thereafter.

(b) In connection with the proposal to adopt the Amended and Restated Articles, the Board had previously contingently adopted Amended and Restated Bylaws (the “Bylaws”), to, among other things, declassify the Board, which became effective upon the filing of the Articles of Restatement to effect the Amended and Restated Articles with the Secretary of State of the State of Florida. Many of the changes in the Bylaws reflect changes in the Florida Business Corporation Act, which was extensively amended effective January 1, 2020. Other changes were designed to simplify the Bylaws and conform the Bylaws to current corporate governance practices.

Changes in specific sections are described in greater detail below.

Section	Description of Change

1.3 – Place	Provides that shareowner meetings can be held by means of remote communication (i.e., virtually), if so determined by the Board.

1.11 – Voting for Directors	Clarifies that directors are elected by a majority of the votes cast by shareowners, except when there are more nominees than the number of directors to be elected, when directors are elected by a plurality vote.

1.16 – Shareowner Nominations and Proposals; 1.17 – Submission of Questionnaire, Representation and Agreement	Replaces the prior provisions in their entirety to reflect current practice with respect to advance notice of shareowners nominations and other proposals.

1.19 – Organization; 1.20 – Conduct of Meetings	New provisions govern the organization and conduct of shareowner meetings, including who presides at meetings and his/her authority with respect to meetings.

2.3 – Selection and Term; 2.7 – Vacancies	Reflects that all directors are elected annually instead of staggered three-year terms.

2.13 – Action Without a Meeting	Specifies that the Board or a committee may act by unanimous consent in writing or by electronic communications.

7.6 – Advance Reimbursement	Provides that advance reimbursement for legal and other fees will be terminated in the event that an indemnified person pleads guilty or nolo contendere (no contest) to a felony charge arising out of misconduct committed by such person in his or her capacity as a director, officer, employee, or agent of the Company or in certain other capacities.

Article VIII – Amendments	Revisions made to Bylaw amendment provisions.

This description is a summary that is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on April 27, 2021. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitations. The following summarizes all matters voted on at the Annual Meeting.

1.	Shareowners approved the Amended and Restated Articles, which declassified the Board, effective at the 2021 Annual Meeting. The number of votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
12,706,907	861	871	1,369,249

2.	The following directors were elected for a term to expire at the 2022 annual meeting and until their successors are elected and qualified. Each nominee was an incumbent director, no other person was nominated, and each nominee was elected. The number of votes cast were as follows:
	For	Withheld	Broker Non-Votes
Robert Antoine	12,466,754	241,885	1,369,249
Thomas A. Barron	12,670,189	38,450	1,369,249
Allan G. Bense	12,649,022	59,617	1,369,249
Stanley W. Connally, Jr.	10,966,897	1,741,742	1,369,249
Cader B. Cox, III	12,232,579	476,060	1,369,249
Marshall M. Criser III	12,488,525	220,114	1,369,249
J. Everitt Drew	12,407,567	301,072	1,369,249
Eric Grant	12,648,998	59,641	1,369,249
Laura L. Johnson	12,651,810	56,829	1,369,249
John G. Sample, Jr.	12,679,654	28,985	1,369,249
Willian G. Smith, Jr.	12,666,157	42,482	1,369,249

3.	Shareowners approved the adoption of the 2021 Director Stock Purchase Plan. The number of votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
12,665,543	30,941	12,155	1,369,249

4.	Shareowners approved the adoption of the 2021 Associate Stock Purchase Plan. The number of votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
12,676,079	23,025	9,525	1,369,249

5.	Shareowners approved the adoption of the 2021 Associate Incentive Plan. The number of votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
12,270,591	411,378	26,670	1,369,249

6.	Shareowners ratified the expected appointment of Ernst & Young as the Company’s independent auditors for the 2021 fiscal year. The number of votes cast were as follows:

For	Against	Abstain
14,070,796	6,564	528

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Articles of Incorporation of the Company (April 27, 2021).
3.2	Amended and Restated Bylaws of the Company (April 27, 2021).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL CITY BANK GROUP, INC.

Date:	May 3, 2021	By:	/s/ J. Kimbrough Davis
J. Kimbrough Davis,
Executive Vice President and Chief Financial Officer